UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2011
DOLPHIN DIGITAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-50621	86-0787790

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Douglas Road, Executive Tower Bldg., Suite 365, Miami, Florida	33134

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 774-0407
Registrant’s telephone number, including area code: (954) 774-0405
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant
(a) Prior independent registered public accounting firm
On June 20, 2011, the Board of Directors (the “Board”) of Dolphin Digital Media, Inc. (the “Company”) approved the dismissal of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm. RBSM was initially engaged by the Company on February 24, 2011, for the year ended December 31, 2010.
RBSM’s report on the Company’s consolidated financial statements for the year ended December 31, 2010 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a deficit in capital and working capital and significant losses incurred. Other than the foregoing, the report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles,
During the Company’s most recent fiscal year and the subsequent interim period preceding its dismissal, there were:
(i) no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and
(ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided RBSM with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested RBSM to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of RBSM’s letter dated June 22, 2011 is attached as Exhibit 16.1 to this Form 8-K.
(b) New independent registered public accounting firm
On June 20, 2011, the Board approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
During the Company’s two most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behalf consulted Crowe regarding either:
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Crowe concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.
In approving the selection of Crowe as the Company’s independent registered public accounting firm, the Board considered any services previously provided by Crowe and concluded that such services would not adversely affect the independence of Crowe.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of RBSM dated June 22, 2011 to the SEC regarding statements included in this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 23, 2011	DOLPHIN DIGITAL MEDIA, INC.
	By:	/s/ William O’Dowd IV
		Name:	William O’Dowd IV
		Title:	Chief Executive Officer

3